CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

0.25 Micron Agreement

THIS Agreement is entered into as of the Effective Date, between Motorola, Inc. with a principal place of business located at 3501 Ed Bluestein Boulevard, Austin, Texas, USA, a Texas corporation (“MOTOROLA”), and Silicon Storage Technology, Inc. located at 1171 Sonora Court, Sunnyvale, California, USA a California corporation (“SST”).

WHEREAS, SST has designed and developed SST Technology (as defined hereinafter),

WHEREAS, SST is the owner of SST Intellectual Property Rights (as defined hereinafter),

WHEREAS, MOTOROLA desires to obtain from SST a non-exclusive, personal, non-transferable, without the right to sublicense, a world-wide license to design, make, have made, sell, and distribute Licensed Products (as defined hereinafter), SST agrees to grant to MOTOROLA a license in accordance with the terms and conditions set forth in this Agreement,

NOW THEREFORE, the parties hereto agree as follows:

Article I - Definitions

1. “SST Technology” shall mean SST’s 0.25um flash memory technology, including Flash Cell design with minimum bit cell area of [  *  ],memory array architecture, process design rules, product testing, circuit design and physical layout, including without limitation the SST deliverables of Exhibit A. SST Technology shall not include circuit designs relating to Subsystems, microcontroller architecture, or Memory Only Products.

2. “Subsystem” shall mean a group of interconnected integrated circuit chips forming a subsystem that performs well-defined transfer functions with respect to interface signals (i.e. inputs and outputs) within a system.

3. “Embedded Memory” shall mean a nonvolatile electrically programmable memory cell or an array of non-volatile electrically programmable memory cells, each capable of single bit of storage per cell, designed or manufactured using SST Technology and embedded within other logic circuitry so as to be capable of providing at least one dedicated, application-specific function (such as, by way of example and not as a limitation, communications, set-top box, and automotive) fixed in a semiconductor material.

4. “Memory Only Product” shall mean a memory product which is a combination of array Flash Cell alone or combined with SRAM, DRAM, EEPROM or ROM, or any other product the sole function of which is for the storage and retrieval of data or information and used as a standalone memory.

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5. “Licensed Product” shall mean an integrated circuit product including a functioning Embedded Memory connected to other portions of the product which was designed by MOTOROLA or its authorized subcontractor under non-disclosure agreement with MOTOROLA to safeguard SST Confidential Information, for MOTOROLA and according to MOTOROLA’s specification, and incorporate substantial elements of the SST Technology. Licensed Products shall not include:

5.1. a Memory Only Product, or

5.2 an integrated circuit which does not have a significant function or feature other than memory storage.

6. “Flash Cell” shall mean a nonvolatile memory cell for storage of single bit based upon the split-gate, source side injection, SuperFlash technology used in SST Technology.

7. “SST Intellectual Property Rights” shall mean all patents, copyrights, mask work rights, and trade secrets subsisting in or covering the SST Technology, which are owned by SST or to which SST has the right to grant the rights and license granted herein, now or hereafter during the term of the Agreement. SST Intellectual Property Rights include, but are not limited to, patents covering Flash Cells and memory circuits, and methods of operation and manufacturing thereof, mask work rights in the layout of the Flash Cells and memory circuits, copyrights in the net list, and confidential information in cell design layout, design rules, and process flow architecture.

8. “Sales” shall mean the sales revenue based on selling price of Licensed Products by MOTOROLA less discounts, returns, shipping charges and taxes. In the event the Licensed Product is consumed by MOTOROLA Group, the actual price paid by MOTOROLA Group, other than the Semiconductor Product Sector, for the Licensed Products shall be used as a Price basis for calculating internal sales. In the event sales are transacted based on a non-US currency, the sales will be converted to US currency according to the MOTOROLA currency exchange policy which is provided in Exhibit F.

9. “Confidential Information” shall mean any information controlled by a party hereto identified as proprietary and confidential and disclosed to the other party according to this Agreement. Written Confidential Information shall be clearly marked “CONFIDENTIAL” and shall also include the terms and conditions of this Agreement, except where required to be disclosed by law or otherwise approved by the non-disclosing Party in writing. Oral disclosures of Confidential Information shall be confirmed in writing, or email, by the disclosing party within thirty (30) days of the oral disclosure. In case of disagreement, the receiving party must make a written objection thereto within thirty (30) days after receipt of the information. The Confidential Information shall not include information that:

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(I) is now or subsequently in the public domain or otherwise becomes available to the public other than by breach of this Agreement by the receiving party;

(II) has been rightfully in the receiving party’s possession prior to receipt from the disclosing party with the receiving party having the burden of proof;

(III) is rightfully received by the receiving party from a third party; or

(IV) is independently developed by the receiving party without use of any proprietary information or trade secrets of disclosure with the receiving party having the burden of proof.

10. “Effective Date” shall mean the last date when this Agreement is signed by both parties.

11. “Subsidiary(ies)” shall mean any corporation, company or other entity which is presently or at any time during the term of this Agreement controlled by, controlling, or under common control with, either party hereto (a current list of Subsidiaries is shown in Exhibit E). As used herein, the term “control” means ownership or control, direct or indirect, now or hereafter during the term of this Agreement, of at least fifty percent (50%) of the outstanding shares of interest entitled to vote for the election of directors (other than any shares or stock whose voting rights are subject to restriction) of such corporation, company or other entity. Any corporation, company or other entity which would at any time be a Subsidiary of SST or MOTOROLA, as the case may be, by reason of the foregoing shall be considered a Subsidiary for the purpose of this Agreement only so long as such control exists. With respect to the MOTOROLA subsidiary Tohoku listed in Exhibit E, MOTOROLA agrees to have a written confidentiality agreement at least as restrictive as the obligations of Article IX with Tohoku which protects all SST Technology utilized by Tohoku in the exercise of the license grants of Section 20 and which names SST as a third party beneficiary.

12. “MOTOROLA Subcontractors” are work-for-hire individuals or service companies who are contracted with MOTOROLA to design for MOTOROLA Licensed Products and who are bound by a non-disclosure agreement with MOTOROLA to keep SST Technology and SST Intellectual Property Rights confidential to at least the same standard of confidentiality SST and MOTOROLA have agreed to in this Agreement. The right to enforce the non-disclosure agreement is assigned to SST.

13. “MOTOROLA Improvements” shall mean improvements made by employees of MOTOROLA, MOTOROLA Subsidiaries and MOTOROLA subcontractors to the SST Technology including the Flash Cell or to circuits specifically related to such SST Technology (“Necessary Circuits”) after such employees have had access to such SST Technology. A circuit shall be deemed related to such SST Technology for purposes of this Paragraph if such circuit is specific to such Flash Cell and would not function properly if such Flash Cell were replaced with another memory cell not utilizing the SST Technology. Improvements shall also include incremental improvements made after an employee has had access to SST Confidential Information and that are specific to

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circuit designs included within the SST Technology and provided in the Deliverables or any SST Confidential Information passed on to MOTOROLA during the term of this Agreement. If SST and MOTOROLA disagree as whether an improvement made by MOTOROLA is a “MOTOROLA Improvement,” the Parties will in good faith negotiate to reach agreement as to the status of such improvement.

14. “SST Improvements” shall mean improvements made by SST to the SST Technology including the Flash Cell or improvements to Necessary Circuits. A circuit shall be deemed related to such SST Technology if such circuit is specific to such Flash Cell and would not function properly if such Flash Cell were replaced with another memory cell not utilizing the SST Technology. Improvements shall also include incremental improvements to circuit designs included within the SST Technology and provided in the Deliverables or any SST Confidential Information passed on to MOTOROLA during the term of this Agreement. If SST and MOTOROLA disagree as to whether an improvement made by SST is a “SST Improvement,” the Parties will in good faith negotiate to reach agreement as to the status of such improvement.

15. “Party Improvement” shall mean either SST Improvement or MOTOROLA Improvement as the case may be.

16. “MOTOROLA Group” shall mean MOTOROLA, its Subsidiaries, parent company, sister companies or affiliated entities.

17. “Joint Invention” shall mean any idea, design, concept, technique, discovery, or improvement, whether or not patentable, made jointly by one or more employees of MOTOROLA with one or more employees of SST, during the term or renewed term of this Agreement and in the performance hereunder, provided that either the conception or actual reduction to practice occurs during the term or renewed term of this Agreement and in the performance hereunder.

18. “Sole Invention” shall mean any idea, design, concept, technique, discovery, or improvement, whether or not patentable, made solely by one or more employees of MOTOROLA, or made solely by one or more employees of SST, during the term or renewed term of this Agreement in the performance hereunder, provided that either the conception or actual reduction to practice occurs during the term or renewed term of this Agreement and in the performance hereunder.

19. “Licensed Foundry” shall mean an SST approved wafer manufacturing facility where SST has installed the SST Technology.

Article II - Grant

20. Subject to the terms and conditions of this Agreement, and during the term of such Agreement, SST grants MOTOROLA and MOTOROLA’s Subsidiary under SST Intellectual Property Rights, a world wide, non-exclusive, personal, non-transferable, irrevocable (subject to breach by MOTOROLA of Article II, III, V, IX or Paragraph 50),

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royalty bearing license and right (without the right to sublicense) to design and have designed by MOTOROLA Subcontractors, make or have made at SST authorized Licensed Foundries (subject to restriction of 20.1 herein), and sell or offer to sell the Licensed Products. Use of the license granted herein, shall not constitute a right to sublicense the technology to any party for manufacturing of Licensed Products, or any other products using SST Technology.

20.1 The have made rights of paragraph 20 can only be exercised after first commercial production volume shipment of Licensed Products from MOTOROLA factories. In consideration of the license set forth in paragraph 21, MOTOROLA shall pay the license fee and royalty described in Article III pursuant to the terms therein.

21. This Agreement is only for 0.25um of SST Technology and not for use on a Flash Cell size for its Licensed Products less than the minimum Flash Cell size described in Article I/Paragraph 1. For development and licensing of technology geometry below 0.25um, both parties shall negotiate in good faith to reach a separate agreement.

22. Subject to the terms and conditions of this Agreement, and during the term of such Agreement, SST grants MOTOROLA and MOTOROLA’s Subsidiary under SST Improvements, without additional royalty, a world wide, non-exclusive, irrevocable (subject to breach by MOTOROLA of Article II, III, V, IX or Paragraph 50), personal, non-transferable and right (without the right to sublicense) to design and have designed by MOTOROLA Subcontractors, make or have made at SST authorized Licensed Foundries, sell and offer to sell Licensed Products.

23. [  *  ]

23.1. [  *  ]

23.2. [  *  ]

24. SST shall provide MOTOROLA with the deliverables and technical assistance as specified in Exhibit “A.”.

25. In the event that SST’s authorized Licensed Foundries [  *  ] are unable or unwilling to provide MOTOROLA requested capacity for SST Technology, SST agrees to negotiate in good

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faith with another foundry recommended by MOTOROLA (“Additional Foundry”), [  *  ], subject to a commercially reasonable arrangement to allow MOTOROLA to “have made” Licensed Products that include SST Technology in the Additional Foundry.

26. MOTOROLA and SST each agree to timely and fully disclose to each other all Party Improvements as defined herein and any third party improvements thereto which can be disclosed. For the purpose of this paragraph, the word “timely” shall mean the earlier of the preparation of a patent application disclosing the Party Improvement, a commercial shipment of products containing such Party Improvement, or licensing of such Party Improvement.

27. SST shall transfer the SST Deliverables specified in Exhibit A to MOTOROLA within the time specified and future updates, if any, to the Flash Cell design [  *  ] when made available by SST to any other licensee of SST.

Article III – License Fees and Royalty

28. [      *      ]

28.1. [      *      ]

28.2. [      *      ]

28.3. [      *

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                         ]

28.4. [      *      ]

28.5. [      *      ]

29. [      *      ]

29.1. [      *      ]

29.2. [        *      ]

29.3. [      *      ]

29.4. [      *      ]

29.5. [      *      ]

30. [      *

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                ]

[      *      ]

Article IV – Joint Marketing Program

In consideration of the licensing terms granted herein, the following relationships shall be established between SST and MOTOROLA.

31. A mutually agreed upon joint press release and/or a joint press conference, announcing this licensing relationship, outlining major benefits to both parties shall be held at a mutually agreed time and place, no later than two months after the Effective Date,

32. MOTOROLA shall include the attribution “This product incorporates SuperFlash® technology licensed From SST” in newly printed Licensed Product literature, data sheets, application notes, reference manuals, and major related announcements of this license with style and font size solely determined by MOTOROLA, however it shall be readable by a naked eye of a typical person and displayed at a prominent location. Previously existing literature associated with an earlier version of a MOTOROLA product which becomes a Licensed Product may be used without the attribution until such quantities are exhausted. Exceptions to the attribution requirement may be requested by MOTOROLA and will be reasonably considered by SST.

33. There shall be an Internet link from a MOTOROLA SPS web site to SST’s web site home page during the term of this Agreement. The MOTOROLA SPS web site shall mention SST technology and MOTOROLA’s licensing relationship.

34. MOTOROLA will at a minimum mention SST Technology on MOTOROLA’s NVM Technology Center internal company web site and will include a web link to SST’s web site therefrom. Further, when and if external access is available to a MOTOROLA SPS NVM web site, MOTOROLA will make good faith efforts to include a web link from such a site to SST’s web site.

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35. [      *      ]

36. MOTOROLA shall provide a semi-annual demand forecast to SST by name, product type and density of the MOTOROLA Semiconductor Products Sector products using SST Technology.

Article V – Intellectual Property Rights

37. Title to all intellectual property rights relating to SST Improvements under this Agreement shall be owned by SST, and all expenses incurred in obtaining and maintaining such rights shall be borne by SST.

38. Title to all intellectual property rights relating to MOTOROLA Improvements under this Agreement shall be owned by MOTOROLA, and all expenses incurred in obtaining and maintaining such rights shall be borne by MOTOROLA.

39. Each party shall have and retain the sole and exclusive ownership of their respective Sole Inventions.

40. Joint Inventions shall be jointly owned, title to all patents issued thereon shall be joint, all expenses incurred in obtaining and maintaining such patents, except as provided herein, shall be borne by the filing party, and each party shall have the unrestricted right to license third parties thereunder without accounting. Each party agrees to equally divide the number of Joint Inventions filed for Joint Inventions in which both parties want to seek patent protection. In the event that one party elects not to seek patent protection for any Joint Invention in any particular country or not to share equally in the expense thereof with the other party, the other party shall have the right to seek or maintain such protection at its own expense in such a country and shall have full control over the prosecution and maintenance thereof even though title to any patent issuing therefrom shall be jointly owned.

41. Each party shall give the other party all reasonable assistance in obtaining Joint Invention patent protection and in preparing and prosecuting any patent application filed by the other party, and shall cause to be executed assignments and all other instruments and documents as the other party may consider necessary or appropriate to carry out the intent of this paragraph 43.

Article VI - WARRANTY

42. SST warrants and represents that it has the right and authority to convey and grant the license as set forth herein.

43. SST represents that the SST Technology including the deliverables provided hereunder to MOTOROLA is the most up-to-date technology available to SST at the time of delivery to MOTOROLA.

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44. MOTOROLA warrants and represents that it has the right and authority to enter into this Agreement and uphold its obligations as set forth herein.

45. SST represents that to the best of its knowledge, except as described in Exhibit “D” there are no actions for infringement against SST or, to SST’s knowledge, its licensees or their subsidiaries, with respect to items it or any of them makes or sells embodying SST Intellectual Property Rights anywhere in the world.

46. SST agrees to defend at its expense any suits against MOTOROLA based upon a claim that the Flash Cell design furnished hereunder infringes a U.S., Japanese, Taiwanese, Singapore, Korean, German, French or U.K. patent, copyright or trade secret (including those suits referenced in Exhibit D) and to pay any costs and damages awarded in any such suit, provided that SST is notified promptly in writing of the suit and, at SST’s request and at its expense, is given control of said suit and all requested reasonable assistance for defense of same. If the use or sale of the Flash Cell design furnished hereunder is enjoined as a result of such suit, then SST, at its option and at no expense to MOTOROLA, shall obtain for MOTOROLA the right to use and sell the Flash Cell design or shall substitute an equivalent article acceptable to MOTOROLA and extend this indemnity thereto. This indemnity does not extend to any suit based upon any infringement or alleged infringement of any patent or copyright by the combination of the Flash Cell design furnished by SST with other elements if such infringement would have been avoided by the use of the Flash Cell design alone, nor does it extend to any infringement necessitated by SST’s compliance with MOTOROLA’s specification or formulae.

47. MOTOROLA agrees to defend at its expense any suits against SST based upon a claim that the Licensed Product excluding SST Technology infringes a U.S., Japanese, Taiwanese, Singapore, Korean, German, French or U.K. patent, copyright or trade secret and to pay any costs and damages awarded in any such suit, provided that MOTOROLA is notified promptly in writing of the suit and, at MOTOROLA’s request and at its expense, is given control of said suit and all requested reasonable assistance for defense of same. This indemnity does not extend to any suit based upon any infringement or alleged infringement of any patent or copyright by the combination of any Licensed Product excluding SST Technology with other elements if such infringement would have been avoided by the use of the Licensed Product alone, nor does it extend to any infringement necessitated by MOTOROLA’s compliance with SST’s specification or formulae.

48. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY INCIDENTAL, INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH AGREEMENT. In no event shall either party be liable to the other for damages in connection with this Agreement, in the aggregate, greater than [      *      ].

Article VII - TERM AND TERMINATION

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49. This Agreement shall remain in full force and effect for ten (10) years from the Effective Date, unless earlier terminated as provided elsewhere herein. If MOTOROLA does not gives six (6) months prior written notice of termination before the expiration date of this Agreement, then this Agreement shall be extended for one (1) year each time. Upon termination, all tangible Confidential Information shall be returned or destroyed according to the instruction of the disclosing party.

50. This Agreement may be terminated by MOTOROLA for its convenience with five (5) months advance written notice. This Agreement may be terminated by SST if MOTOROLA breaches any material provision of Article II, III, V or IX and does not cure or remedy such breach within thirty (30) days after receipt of the notice of breach from SST. This Agreement may also be terminated by MOTOROLA if SST breaches any material provision of this Agreement and does not cure or remedy such breach within thirty (30) days after receipt of the notice of breach from MOTOROLA. This Agreement may be terminated by either Party if the other Party becomes the subject of a voluntary or involuntary petition in bankruptcy or any proceeding relating to insolvency, receivership, liquidation, or composition for the benefit of creditors if such petition or proceeding is not dismissed with prejudice within sixty (60) days after filing. Termination of this Agreement shall be effective thirty (30) days after issuance of a written notice of termination to the other party by the non-defaulting party. In the event SST becomes bankrupt, or a trustee is otherwise appointed for SST, MOTOROLA shall have the right to maintain the rights and licenses provided for in this Agreement, provided it continues to make the royalty payments provided for herein.

51. After effective termination of this Agreement by either party in accordance with Section VII hereof, MOTOROLA shall cease and desist all use of the license except for the performance of its obligations to customers, which are incurred before termination of this Agreement. The obligation and duties of both parties under this Agreement for existing products at the time of termination shall survive the termination of this Agreement.

52. Upon the breach by either party to this Agreement of any provision of this Agreement, the non-breaching party shall have the right to pursue all available remedies at law or in equity it may elect, in order to obtain the benefits provided pursuant to this Agreement, or to obtain adequate resource or compensation.

53. The termination of the license granted under this Agreement, by expiration or otherwise, shall not release one party from any of its obligations or liabilities therefore incurred, or rescind or give any rights to rescind, anything done or any payment made or other consideration given theretofore to the other party under this Agreement, provided that MOTOROLA will have such rights, under such license, after any such termination or expiration, as are necessary for MOTOROLA to (a) supply replacement products for any defective Licensed Product units sold by MOTOROLA on or prior to the date of such termination or expiration, and (b) supply Licensed Products under, and pursuant to the terms of, commitments of MOTOROLA to third parties, for a period of one year

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thereafter, and (c) dispose of inventory of Licensed Products under MOTOROLA’s control as of the date of such termination or expiration. In no event shall MOTOROLA have the right to commit to supply Licensed Products to new product design. For the purpose of sub-paragraph(c) herein, new product designs do not include products which have been taped out, masking plates have been made for them, and such proof of existence is provided by MOTOROLA to SST no later than thirty (30) days after termination of the Agreement. MOTOROLA will provide SST a statement of inventory at this point in time, as well as an estimate of time required to dispose of said inventory. MOTOROLA shall cause to be issued an irrevocable letter of credit issued by a commercial bank equal to the amount of royalty based upon the inventory. MOTOROLA will fulfill all royalty obligations for material described in (a), (b) and (c). No failure or delay on the part of a non-breaching party in exercising its right to terminate for any one or more default shall be construed to prejudice its rights of termination for such or for any other or subsequent default.

54. The provisions of Articles II, III, V, VI, provisions of Paragraph 10 and Article IX of this Agreement shall survive any termination or expiration of this Agreement for any reason.

Article VIII - MISCELLANEOUS

55. MOTOROLA and SST may mutually decide to schedule management review meetings once a year to assess the progress of the relationship, deal with any unresolved problems, and develop strategic plans for continued joint effort. Topics as required and topics to be proposed by either party shall be discussed for continued achievement of the business objectives represented by this Agreement.

56. Neither party shall be responsible for any failure to perform under this Agreement if such failure is caused by unforeseen circumstances or due to causes beyond its control, including but not limited to acts of God, riot, labor stoppages, acts of civil and military authorities, fire, floods or accidents.

57. This Agreement shall be governed by and construed in accordance with the laws of the state of California.

58. NO MODIFICATION, ALTERATION OR AMENDMENT OF THIS AGREEMENT SHALL BE EFFECTIVE UNLESS IN WRITING AND DULY SIGNED BY BOTH PARTIES. THE TERMS AND CONDITIONS OF THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT AND UNDERSTANDING OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, AND SUPERSEDE ALL PREVIOUS COMMUNICATION, AGREEMENT, UNDERSTANDING, WHETHER ORAL OR WRITTEN, BETWEEN THE PARTIES REGARDING THE SAME.

59. No waiver of any breach or failure by either party to enforce any provision of this Agreement shall be deemed a waiver of any other or subsequent breach or a waiver of future enforcement of that or any other provision.

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60. Neither party can assign this Agreement without the prior written consent of the other party.

61. This Agreement shall not be construed as creating a partnership between the parties hereto or to create any other form of legal association which would impose liability upon one party for the act or failure to act of the other party.

62. No remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or nor or hereafter existing at law or in equity or by statue or otherwise. The election of one or more remedies by either party shall not constitute a waiver of the right to pursue other available remedies.

63. If any clause or provision of this Agreement is declared illegal, invalid or unenforceable under present or future laws effective during the term hereof, it is the intention of the parties hereto that the remainder of this Agreement shall not be affected hereby and shall remain in force and effect.

64. The parties understand and acknowledge the violation of the respective covenants and agreements contained herein may cause the other irreparable harm and damage, which may not be recovered by law, and each agrees that the other’s remedies for a breach hereof may be in equity by way of injunctive relief, as well as for damages and any other relief available to the non-breaching party, whether in law or in equity.

65. MOTOROLA agrees to comply with all laws relating to export control with regard to all goods and information transferred by SST to MOTOROLA hereunder, including but not limited to the information transferred pursuant to Exhibit “A” hereof, and agrees to hold SST harmless and indemnify it from any breach thereof. SST agrees to comply with all laws relating to export control with regard to all goods and information transferred by MOTOROLA to SST hereunder, including but not limited to the information relating to the MOTOROLA Improvement, and agrees to hold MOTOROLA harmless and indemnify it from any breach thereof.

66. Any notice between the parities shall be made, by fax or mail, to the corespondent as follows:

to MOTOROLA

Mr. Gene Mullinnix
Address	3501 Ed Bluestin Blvd. MD K13
Austin, Texas 78721
tel:	(512) 933-3476
fax:	(512) 933-3837

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to SST	Mr. Sohrab Kianian
Address	1171 Sonora Court, Sunnyvale, California 94086
tel:	(408) 523-7748
fax:	(408) 720-0840

Article IX - Confidential Information

67. Except as MOTOROLA exercises its license and rights hereunder, both parties agree to maintain Confidential Information in confidence, not to make use thereof other than for the performance of this Agreement, to release it only to employees of SST or MOTOROLA, and MOTOROLA customers who have a reasonable need to know the same, and not to release or disclose it to any third party, without the prior written consent of the disclosing party. SST will consider in good faith any reasonable written request from MOTOROLA or a Licensed Foundry to permit MOTOROLA and the Licensed Foundry to mutually share limited and specifically identified SST Confidential Information which is necessary to share in order to permit MOTOROLA to exercise its ‘have made’ license rights granted in this Agreement. When such disclosures are requested, SST agrees to provide MOTOROLA and the Licensed Foundry with timely written notice of its decision.

68. All Confidential Information and any copies thereof shall remain the property of the disclosing party. Upon expiration or termination of this Agreement, the receiving party shall return the original and all copies of tangible Confidential Information at the request of the disclosing party. Each Party may keep an archieval copy to be used only for dispute resolution purposes.

69. Provisions of Article IX, herein, shall survive the termination or expiration of this Agreement for a period of five (5) years.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

70. The terms and conditions of the Non-disclosure Agreement dated June 9, 1998 between the parties shall remain effective. In the event the terms and conditions conflicts with this Agreement, this Agreement shall prevail.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by respective duly authorized representatives as the date and year hereinabove written above.

Signed: Motorola, Inc. _______________________________ By Scott Anderson Title TSG Senior VP & General Manager Date 5/5/99	Silicon Storage Technology, Inc. _______________________________ By Bing Yeh Title President & CEO Date 5/3/99

By Jon Meyer
Corp. VP & Assistant General Counsel
Dir. Patents, Trade Marks, and Licensing
Date 5/5/99

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Exhibit “A”
SST Deliverables:

[      *      ]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

[      *      ]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

[      *      ]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Exhibit “B”

[      *      ]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Exhibit “C”

[      *      ]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Exhibit “D”

1.   [      *      ]

2.   [      *      ]

3.   [      *      ]

4.   [      *      ]

5.   [      *      ]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

6.   [      *      ]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Exhibit “E”
MOTOROLA Subsidiaries:

Codex
Tohoku
White Oak
Pico Design

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Exhibit F

MOTOROLA Currency Exchange Policy

The Tuesday prior to each fiscal month end, MOTOROLA SPS publishes its revised foreign exchange rates. These rates are based upon the spot market, and are used to value any new sales or expenses during the upcoming fiscal month. In other words, any sales during a given fiscal month are recognized on the income statement at a constant rate, regardless of intra-month changes in the spot rate.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED